UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                     _____

                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d)

                    OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (date of earliest event reported)
                                 March 9, 2007

                          Permanent Master Issuer plc
          (Exact name of issuing entity as specified in its charter)

                       Permanent Funding (No. 2) Limited
             (Exact name of depositor as specified in its charter)

                                  Halifax plc
              (Exact name of sponsor as specified in its charter)

       England and Wales             333-140655                        N/A
       -----------------             ----------                        ----
         (State or other            (Commission                   (IRS Employer
           jurisdiction             File Number)                   ID Number)
        of incorporation)

       35 Great St. Helen's, London, United
                   Kingdom                                       EC3A 6AP
-------------------------------------------------------------------------------
    (Address of principal executive offices)                     (Zip Code)

    Registrant's Telephone Number,                  +44 (0)20 7398-6300
    including area code:

                                   No Change
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       * Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       * Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       * Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

       * Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.     Financial Statements and Exhibits.

       (a)     Not applicable.

       (b)     Not applicable.

       (c)     Not applicable.

       (d)     Exhibits:

EXHIBIT NO.    DESCRIPTION OF EXHIBIT
-----------    ----------------------
1.1            Underwriting Agreement
4.1.1          Amended and Restated Master Intercompany Loan Agreement
4.1.2          Amended and Restated Loan Tranche Supplement
4.2            Deed of Accession to Master Issuer Deed of Charge
4.3            Supplemental Funding 2 Deed of Charge
10.1           Amended and Restate Funding 2 Swap Agreement
10.2.1         Series 1 Class A Master Issuer Dollar Currency Swap Agreement
10.2.2         Series 1 Class B Master Issuer Dollar Currency Swap Agreement
10.2.3         Series 1 Class C Master Issuer Dollar Currency Swap Agreement
10.2.4         Series 2 Class A1 Master Issuer Dollar Currency Swap Agreement
10.2.5         Series 2 Class A2 Master Issuer Dollar Currency Swap Agreement
10.2.6         Series 4 Class A Master Issuer Dollar Currency Swap Agreement
10.3           Series 3 Class A Master Issuer Euro Currency Swap Agreement
10.4           Funding 2 Start-up Loan Agreement
10.5           Amended and Restated Master Definitions and Construction
               Schedule
10.6           Amended and Restated Master Issuer Master Definitions and
               Construction Schedule
10.7           Amended and Restated Controlling Beneficiary Deed

                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PERMANENT FUNDING (NO. 2) LIMITED,

                                             By: /s/ David Balai
                                                -------------------------------
                                             Name: David Balai
                                             Title:   Director

Dated:  March 9, 2007
        --------------------

                                 EXHIBIT INDEX
                                 -------------

EXHIBIT NO.    DESCRIPTION OF EXHIBIT
-----------    ----------------------
1.1            Underwriting Agreement
4.1.1          Amended and Restated Master Intercompany Loan Agreement
4.1.2          Amended and Restated Loan Tranche Supplement
4.2            Deed of Accession to Master Issuer Deed of Charge
4.3            Supplemental Funding 2 Deed of Charge
10.1           Amended and Restate Funding 2 Swap Agreement
10.2.1         Series 1 Class A Master Issuer Dollar Currency Swap Agreement
10.2.2         Series 1 Class B Master Issuer Dollar Currency Swap Agreement
10.2.3         Series 1 Class C Master Issuer Dollar Currency Swap Agreement
10.2.4         Series 2 Class A1 Master Issuer Dollar Currency Swap Agreement
10.2.5         Series 2 Class A2 Master Issuer Dollar Currency Swap Agreement
10.2.6         Series 4 Class A Master Issuer Dollar Currency Swap Agreement
10.3           Series 3 Class A Master Issuer Euro Currency Swap Agreement
10.4           Funding 2 Start-up Loan Agreement
10.5           Amended and Restated Master Definitions and Construction
               Schedule

10.6 Amended and Restated Master Issuer Master Definitions and Construction Schedule
10.7           Amended and Restated Controlling Beneficiary Deed